UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report: November 10, 2008

Atlantis Technology Group
(Exact name of small business issuer as specified in its charter)

Commission File Number: 000-16286

Nevada	95-4082020
(State of incorporation)	(IRS Employer ID Number)

100 NE 80th Terrace, Miami, FL 33138
(Address of principal executive offices)

(702) 988-1227
(Issuer's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 - Changes in Registrant’s Certifying Accountant

Resignation of Bagell, Josephs, Levine & Company, L.L.C.

On August 6, 2008, the Board of Directors of Atlantis Technology Group (a Nevada corporation) (Atlantis or Company) was notified by its registered independent certified public accounting firm, Bagell, Josephs, Levine & Company, L. L. C. of Marlton, New Jersey that they were resigning as the Company’s auditor, effective immediately.

Bagell, Josephs, Levine & Company, L. L. C. reported on the Company’s financial statements for the years ended December 31, 2007 and 2006 and reviewed the Company’s financial statements for the quarter ended March 31, 2008.  For these periods and up through August 6, 2008, there were no disagreements with Bagell, Josephs, Levine & Company, L. L. C. on any matter of accounting principle or practices, financial statement disclosure or audit scope or procedure, which disagreement(s), if not resolved to the satisfaction of Bagell, Josephs, Levine & Company, L. L. C. would have caused them to make reference thereto in its report on the financial statements for such periods.  Further, there were no reportable events, as defined under Item 304(a)(1)(v) of Regulation S-K adopted by the SEC, during the years ended December 31, 2007 and 2006 and through August 6, 2008.

The report of Bagell, Josephs, Levine & Company, L. L. C. on the financial statements of the Company for the years ended December 31, 2007 and 2006 did not contain any adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except for a going concern opinion expressing substantial doubt about the ability of the Company to continue as a going  concern.

The Company has provided Bagell, Josephs, Levine & Company, L. L. C. with a copy of the foregoing disclosure and requested that Bagell, Josephs, Levine & Company, L. L. C. provide the Company with a letter addressed to the U. S. Securities and Exchange Commission stating whether it agrees with the statements made by the Company in response to this item.  A copy of such letter, dated November 11, 2008, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Engagement of S. W. Hatfield, CPA

On November 12, 2008, subject to the completion of required professional due diligence, the Company’s Board of Directors announced that it intends to engage S. W. Hatfield, CPA of Dallas, Texas (SWHCPA) as the Company’s new registered independent public accounting firm to audit the Company’s financial statements for the year ended December 31, 2008 and subsequent periods.  Pursuant to SEC Release 34-42266, SWHCPA will also review the Company’s financial statements to be included in Quarterly Reports on Form 10-Q commencing with the quarter ended September 30, 2008.

The Company did not consult with SWHCPA at any time prior to November 12, 2008, including the Company’s two most recent fiscal years ended December 31, 2007 and 2006, and the subsequent interim periods through the date of this Report, with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or any other matters or reportable events set forth in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 - Financial Statements and Exhibits

Exhibit 16.1 - Letter from Bagell, Josephs, Levine & Company, L.L.C. dated November 11, 2008 regarding 8-K disclosure.

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Atlantis Technology Group

Dated: November 12, 2008	/s/ Christopher M. Dubeau
Christopher M. Dubeau
Chief Executive Officer
and Chief Financial Officer